UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2005

LAUREATE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22844	52-1492296
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices)         (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1  - Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

On June 21, 2005, the Company’s Stockholder’s voted to approve the 2005 Stock Incentive Plan (the “2005 Plan”), which was adopted by the Company’s Board of Directors on April 26, 2005. Under the 2005 Plan, a maximum of 1,250,000 shares are reserved for issuance. All employees of the Company and its affiliates, as well as the Company’s non-employee directors, will be eligible to participate in the 2005 Plan. The 2005 Plan will have a term of ten years expiring on April 25, 2015.  The 2005 Plan is attached hereto as  Exhibit 10.01 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

 Item 9.01               Financial Statements and Exhibits

(c) Exhibits

10.01 Laureate Education, Inc. 2005 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

/s/ Sean R. Creamer
Name: Sean R. Creamer
Title: Senior Vice President and
Chief Financial Officer

Date: June 23, 2005

Exhibit Index

Exhibit	Description

10.01	Laureate Education, Inc. 2005 Stock Incentive Plan